POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2019.

/s/ Jean C. Bingham
Jean C. Bingham

POWER OF ATTORNEY

The undersigned Officer of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2019.

/s/ Theresa M. Bridge
Theresa M. Bridge

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2019.

/s/ Cynthia P. Hubiak
Cynthia P. Hubiak

POWER OF ATTORNEY

The undersigned Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2019.

/s/ Carolyn P. O’Malley
Carolyn P. O’Malley

POWER OF ATTORNEY

The undersigned Officer and Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2019.

/s/ Harry A. Papp
Harry A. Papp

POWER OF ATTORNEY

The undersigned Officer and Trustee of the Papp Investment Trust, an Ohio business trust, hereby constitutes and appoints Benjamin V. Mollozzi, David K. James and Eric S. Purple, and each of them, attorneys for the undersigned and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2019.

/s/ Rosellen C. Papp
Rosellen C. Papp